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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                           -------------------------

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 1996 (December 16, 1996)

                           -------------------------

                              PMT SERVICES, INC.

            (Exact name of registrant as specified in its charter)


 TENNESSEE                       0-24420                       62-1215125
(State or other                (Commission File            (I.R.S. Employer
jurisdiction of                   Number)                    Identification
incorporation)                                                 Number)


        TWO MARYLAND FARMS
        SUITE 200
        BRENTWOOD, TENNESSEE                             37027
        (Address of principal executive offices)        (Zip Code)

                                (615) 254-1539
              (Registrant's telephone number, including area code)

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                              PAGE 1 OF 11 PAGES
                        EXHIBIT INDEX LOCATED ON PAGE 4

ITEM 5.  OTHER EVENTS

             On December 16, 1996, the shareholders of PMT Services, Inc., a Tennessee Corporation (the "Company"), elected two Class III directors, adopted an amendment to the Company's Amended and Restated Charter increasing the amount of authorized shares of Common Stock, $.01 par value per share, of the Company from 40,000,000 shares to 100,000,000 shares and adopted an amendment to the Company's Incentive Stock Plan increasing the number of shares that may be issued from 2,295,000 to 3,795,000.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

             (a)  Exhibits:

                  See Exhibits Index attached hereto.

                                  SIGNATURES
                                  ----------

        PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


                                PMT SERVICES, INC.


                                BY: /S/ RICHARDSON M. ROBERTS
                                   ------------------------------
                                    RICHARDSON M. ROBERTS
                                    CHIEF EXECUTIVE OFFICER



DATE: DECEMBER 23, 1996

                                EXHIBITS INDEX



SEQUENTIAL
EXHIBIT NO.                                             PAGE NUMBER
-----------                                             -----------

        5.1     AMENDED AND RESTATED CHARTER OF
                PMT SERVICES, INC. ...................          5

        5.2     AMENDMENT TO THE AMENDED AND RESTATED
                CHARTER OF PMT SERVICES, INC. ........         10

        5.3     AMENDMENT NO. 1 TO THE PMT SERVICES,
                INC. 1994 INCENTIVE STOCK PLAN .......         11

                             ARTICLES OF AMENDMENT
                        AND CERTIFICATE OF RESTATEMENT
                               OF THE CHARTER OF
                              PMT SERVICES, INC.

                    ---------------------------------------

To the Secretary of State of the State of Tennessee:

        Pursuant to the provisions of Section 48-20-107 of the Tennessee Business Corporation Act, as amended, the undersigned corporation adopts the following amended and restated charter;

        1. The name of the corporation is PMT Services, Inc. The corporation is for profit.

        2. The text of the charter of the corporation is restated as stated on Exhibit A hereto, which is attached hereto and incorporated herein by reference.

        3. The corporation certifies that the restatement contains an amendment to the charter of the corporation requiring shareholder approval.

        4. The corporation further certifies that the restatement was duly adopted by the Board of Directors and that it was approved by the shareholders of the corporation on June 10, 1994.

        5. This amended and restated charter is to be effective upon filing by the Secretary of State.

Dated:  June 10, 1994


                                                PMT SERVICES, INC.


                                                By: /s/ RICHARDSON M. ROBERTS
                                                   ---------------------------
                                                        Richardson M. Roberts
                                                        President

                         AMENDED AND RESTATED CHARTER

                                      OF

                              PMT SERVICES, INC.


        Pursuant to the provisions of Section 48-20-101 of the Tennessee Business Corporation Act, the undersigned corporation adopts the following amended and restated charter:


        1.  The name of the corporation is PMT SERVICES, INC. (the
"Corporation").

        2. The Corporation will exist perpetually unless dissolved in the manner prescribed by law.

        3. The address of the principal place of business of the Corporation in the State of Tennessee is 410 Elm Street, Nashville, Davidson County, Tennessee 37203. The registered address is 410 Elm Street, Nashville, Davidson County, Tennessee 37203. The registered agent located at the registered address is Edward J. Burke.

        4.  The Corporation is for profit.

        5.  The purposes of the Corporation are as follows:

            (a) To engage generally in the marketing of electronic credit card authorization and payment systems and retail financial products;

            (b) To engage in any lawful act or activities related to or incidental to the foregoing; and

            (c) To engage in any lawful act or activities for which corporations may be organized under Tennessee law.

        6. The maximum number of shares of capital stock which the Corporation shall have the authority to issue is fifty million (50,000,000) shares divided into the following classes:

            (a) Forty million (40,000,000) shares shall be common shares with a par value of $.01 per share (the "Common Stock"). All shares of Common Stock shall be one and the same class and when issued, shall have equal rights of participation in dividends and assets of the Corporation and shall be non-assessable. Each outstanding share of Common Stock shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders; and

            (b) Ten million (10,000,000) shares shall be preferred shares with a par value of $.01 per share (the "Preferred Stock"). The Board of Directors is hereby authorized to issue the Preferred Stock from time to time in one or more series, which Preferred Stock shall be preferred to the Common Stock as to dividends and/or distribution of assets of the Corporation on dissolution, as hereinafter provided, and shall have such distinctive designations as may be stated in the resolution or resolutions providing for the issuance of such stock adopted by the Board of Directors. In such resolution or resolutions providing for the issuance of shares of each particular series, the Board of Directors is hereby expressly authorized and empowered to fix the number of shares constituting such series and to fix the relative rights and preferences of the shares of the series so established to the fullest extent allowable by law except insofar as such rights and preferences are fixed herein. Such authorization by the Board of Directors shall expressly include the authority to fix and determine the relative rights and preferences of such shares in the following respects:

            (i)    the rate of dividend;

            (ii) whether shares can be redeemed or called and, if so, the redemption or call price and terms and conditions of redemption or call;

            (iii) the amount payable upon shares in the event of voluntary or involuntary liquidation;

            (iv) purchase, retirement or sinking fund provisions, if any, for the call, redemption or purchase of shares;

            (v) the terms and conditions, if any, on which shares may be converted into Common Stock or any other securities;

            (vi) whether or not shares have voting rights, and the extent of such voting rights, if any; and

            (vii) whether shares shall be entitled to dividends and whether any dividends shall be cumulative, noncumulative or partially cumulative dividends and the dates from which any cumulative dividends are to accumulate.

            All shares of Preferred Stock shall be of equal rank and shall be identical, except in respect to the particulars that may be fixed by the Board of Directors as hereinabove provided in this paragraph and which may vary among the series. Different series of the Preferred Stock shall not be construed to constitute different classes of stock for the purpose of voting by classes, except when such voting by classes is expressly required by law.

        7. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its Stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, and (iii) under Section 48-18-304 of the Tennessee Business Corporation Act. If the Tennessee Business Corporation Act is amended to authorize corporate action eliminating or further limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Tennessee Business Corporation Act, as so amended. Any repeal or modification of the foregoing by the shareholders shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification. Until the foregoing provisions become effective, the liability of the directors shall be limited to the full extent permitted by law.

        8. The Corporation shall indemnify, and upon request shall advance expenses to, in the manner and to the full extent permitted by law, any person (or the estate of any person) who was or is a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether or not by or in the right of the Corporation, and whether civil, criminal, administrative, investigative or otherwise, by reason of the fact that such person is or was a director, officer, or employee of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (an "indemnitee"). The indemnification provided herein shall not be deemed to limit the right of the Corporation to indemnify any other person for any such expenses to the full extent permitted by law, nor shall it be deemed exclusive of any other rights to which any person seeking indemnification from the Corporation may have or hereafter acquire under this Amended and Restated Charter or the Bylaws of the Corporation or under any agreement or vote of shareholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office; provided, however, that the Corporation shall not indemnify any such indemnitee in connection with a proceeding (or part thereof) if a judgment or other final adjudication adverse to the indemnitee establishes his liability (i) for any breach of the duty of loyalty to the Corporation or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or (iii) under Section 48-18-304 of the Tennessee Business Corporation Act.

        9. The Board of Directors of the Corporation shall consist of not less than three (3) nor more than nine (9) members, the exact number to be fixed and determined from time to time by resolution of a majority of the Board of Directors or by the vote of at least 75% of the voting power of the shares entitled to vote at a special meeting called for the purpose. Directors need not be residents of the State of Tennessee or shareholders of the Corporation. The Board of Directors shall be divided into three (3) classes of as nearly equal size as possible. At the 1994 annual meeting of shareholders, the directors of Class I shall be elected to one-year terms, the directors of Class II shall be elected to two-year terms and the directors of Class III shall be elected to three-year terms. At each annual meeting of shareholders beginning in 1995, the directors of the class whose term expires at the time of such annual meeting shall be elected to hold office until the third succeeding annual meeting after their election or until their successors shall be elected and qualified. Directors may be removed from office only for cause by either (i) an affirmative vote of holders of 75% or more of the voting power of the shares entitled to vote at a special meeting called for the purpose, or (ii) a majority of the entire Board of Directors at a special meeting called for the purpose. Any vacancy in the Board of Directors arising from the early retirement or removal of a director, or otherwise, may be filled by vote of the remaining directors or the shareholders, and the term of any such director shall be for the balance of the term of the former director.

        Notwithstanding any other provision of this Amended and Restated Charter, the affirmative vote of holders of at least 75% of the voting power of the shares entitled to vote at any election of directors shall be required to amend, alter, change or repeal, or to adopt any part of the Amended and Restated Charter inconsistent with the purpose and intent of, this Article 9.

        10. Control share acquisitions respecting the shares of the Corporation shall be governed by and subject to the provisions of the Tennessee Control Share Acquisition Act, as amended, including Sections 48-25-308 (redemption of control shares) and 48-35-309 (appraisal of shares of dissenting shareholders) thereof.

Dated: June 10, 1994

                                        PMT SERVICES, INC.


                                        By: /s/ RICHARDSON M. ROBERTS
                                           -------------------------------
                                            President

ATTEST:


/s/ GREGORY S. DAILY
----------------------------
Secretary

                             ARTICLES OF AMENDMENT
                      TO THE AMENDED AND RESTATED CHARTER
                                      OF
                              PMT SERVICES, INC.

        To the Secretary of State of the State of Tennessee:

        Pursuant to the provisions of Section 48-20-106 of the Tennessee Code Annotated, the undersigned corporation submits this Amendment to its Amended and Restated Charter for the purpose of increasing the number of authorized shares of common stock:

                                  ARTICLE ONE

        The name of the corporation is PMT Services, Inc.

                                  ARTICLE TWO

        The following resolution amending the Restated Charter of PMT Services, Inc. (the "Company"), was duly adopted by the Board of Directors of the Company at a meeting duly held on September 25, 1996:

        RESOLVED, that, subject to the approval of the shareholders of the Company, the Company hereby proposes and declares it advisable to increase the number of shares of Common Stock which the Company shall have the authority to issue by deleting from Section 6 the words and figures "fifty million (50,000,000)" and "Forty million (40,000,000)", respectively, and substituting therein the words and figures "one hundred ten million (110,000,000)", and "One hundred million (100,000,000)", respectively.

                                 ARTICLE THREE

        The above amendment to the Amended and Restated Charter of the Company was duly adopted and approved by the shareholders of the Company on December 16, 1996.

                                        PMT SERVICES, INC.

                                        By: /s/ VICKIE G. JOHNSON
                                           -------------------------------
                                        Title: Chief Accounting Officer
                                               ---------------------------

Dated:  December 16, 1996

                              PMT SERVICES, INC.

                                1994 INCENTIVE
                                  STOCK PLAN
                                AMENDMENT NO. 1


        WHEREAS, the Board of Directors of PMT Services, Inc. (the "Company") adopted the 1994 Incentive Stock Plan (the "Plan"), effective May 13, 1994; and

        WHEREAS, the Company reserved the right to amend the Plan in Section 10 thereof; and

        WHEREAS, the Company desires to amend the Plan to increase the options granted pursuant to the Plan;

        NOW THEREFORE, Section 2 of the Plan is hereby amended, subject to shareholder approval, by deleting therefrom the figure "765,000" (such figure representing the number of shares reserved under the Plan prior to both of the Company's stock splits effective in January 1996 and June 1996, respectively) and substituting therein the figure "3,795,000."

        Other than as set forth above, the Plan is hereby ratified, confirmed and approved in its entirety.

                           CERTIFICATE OF SECRETARY
                           ------------------------

I, Vickie G. Johnson, Secretary of PMT Services, Inc., do hereby certify that the foregoing Amendment No. 1 to the 1994 Incentive Stock Plan was adopted by the Board of Directors of PMT Services, Inc. on the 28th day of October, 1996.



                                        /s/ VICKIE G. JOHNSON
                                        ----------------------------------